SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 1, 2003 (April 29, 2003)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8038	04-2648081
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Desta Drive Midland, Texas 79705
(Address of Principal Executive Offices)

915/620-0300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)               Exhibits

99.1 - Press Release dated April 29, 2003

Item 9. Regulation FD Disclosure

On April 29, 2003, Key Energy Services, Inc., a Maryland corporation (“Key”), issued a press release announcing its operating results for the quarter ended March 31, 2003.  A copy of Key’s press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the “Commission”) under Item 12 of Form 8-K as directed by the Commission in Release No. 34-47583.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:	April 30, 2003	KEY ENERGY SERVICES, INC.

		By:	/s/ Francis D. John
Francis D. John, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.		Exhibit

99.1	—	Press Release dated April 29, 2003.